CONVERTIBLE LOAN AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT made as of the 21st day of April, 2011 (the "Effective Date").

BETWEEN:

ENVIRONMENTAL CONTROL CORPORATION, with an address at 85 Kenmount Road, St. John’s NL, A1B 3N7

(hereinafter referred to as the "Company")

AND:

51644 NEWFOUNDLAND AND LABRADOR INC., with an address at 85 Kenmount Road, St. John’s, NL A1B 3P8

(hereinafter referred to as the "Lender")

WHEREAS:

A. The Company wishes to borrow from the Lender, and the Lender wishes to lend to the Company, certain funds (defined herein as the "Loan") upon the terms and conditions set forth herein;

B. The Loan is convertible (the "Conversion") into securities of the Company consisting of common shares of the Company with a par value of $0.001 (the "Shares") upon the terms and conditions set forth herein; and

C. The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the "Exemption") from registration provided by Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act") and Rule 903 of Regulation S of the Securities Act for the private offering of securities.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree each with the other (the "Agreement") as follows:

1.  Representations and Warranties of the Lender

(a)	The Lender represents and warrants to, and covenants and agrees with the Company that:

(i)
the Lender makes the Loan to the Company and acquires the Conversion Right (as defined herein) in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act and Rule 903 of Regulation S of the Securities Act for the private offering of securities;

(ii)
the Lender is eligible to make the Loan to the Company and acquire the Conversion Right in the Company under Regulation S, and all statements set forth in the Declaration of Regulation S Eligibility, attached hereto as Schedule A, are true and correct and may be relied upon by the Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

(iii)	the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring and/or exercising the Conversion Right;

(iv)
the Lender has consulted with its own securities advisor as to its eligibility to acquire and/or exercise the Conversion Right under the laws of its home jurisdiction and acknowledges that the Company has made no effort and takes no responsibility for the consequences to the Lender as a non-U.S. investor acquiring this Conversion right and, in particular, in purchasing U.S.-based securities upon exercise, if any, of the Conversion Right;

(v)
no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

(vi)	the Lender acknowledges that:

A.
there are substantial restrictions on the sale or transferability of any Shares acquired upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the Lender is, upon exercising the Conversion Rights, purchasing unregistered securities;

B.
the Lender may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

C.	the Company is not contractually obligated to register under the Securities Act any Shares acquired upon an exercise of the Conversion Right; and

D.
any Shares acquired by the Lender upon exercise of the Conversion Right may never be sold or otherwise transferred without registration under the Securities Act, unless an exemption from registration is available.

(vii)	the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(viii)	the Lender makes the Loan to the Company and acquires the Conversion Right as principal for its own account and not for the benefit of any other person;

(ix)	the Lender understands that any Certificates representing Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR THE BENEFIT OF U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL ONE YEAR AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF SUCH SECURITIES OR THE CLOSING DATE OF THE SALE AND TRANSFER THEREOF, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANING GIVEN TO THEM BY REGULATION S.

(x)	the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein.

(b)
The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

2.  The Loan

(a)
Subject to the terms of this Agreement, the Lender hereby agrees to loan to the Company, and the Company hereby agrees to borrow from the Lender, the sum of up to CDN$50,000 (the "Loan"), which shall be advanced in one instalment by the Lender.

(b)	The proceeds from the Loan will be for the Company to further current marketing and business development activities.

(c)
Immediately following the execution of this Agreement, the Lender shall deliver to the Company the Loan amount by certified cheque or money order made payable to the Company, or by wire transfer to the Company's bank account (the "Advancement Date").

(d)
The principal amount of the Loan, and any accrued and unpaid interest calculated in accordance with section 2.5, shall be due and payable in full by 5:00 p.m. local time in St. John's, Newfoundland, five (5) years from the Advancement Date (the “Due Date”).  If such day falls on a Sunday or statutory holiday, then by 5:00 p.m. local time in St. John’s, Newfoundland, on the first business day thereafter the Due Date.

(e)
The Loan shall be interest free for the first year, after which it shall bear interest at a rate of 10% per annum (the "Interest") calculated in arrears on the principal amount of the Loan outstanding.  Interest shall be payable on the anniversaries of the Advancement Date, commencing on the second anniversary.

(f)	The Company shall be entitled to prepay any sum up to the full amount of the Loan and accrued interest then outstanding at any time without penalty or bonus.

(g)
At any time after the Advancement Date, the Lender may by written notice (the "Notice") to the Company along with the Declaration attached hereto as Schedule A and Schedule B, exercise its rights of Conversion in respect of either a portion of or the total outstanding amount of the Loan plus accrued Interest as of that date into Shares of the Company, at the price of US$0.035 per Share (the “Conversion Right”).

(h)
Within seven (7) days of Notice by the Lender exercising its Conversion Rights hereunder, the Company shall cause to be delivered a Share Certificate to the Lender representing the number of Shares acquired by the Lender pursuant to the calculation set out in subparagraph 3 (g) of this Agreement.

(i)	Notwithstanding any of the foregoing, Interest shall be calculated and included in any Conversion of the Loan.

3.  Covenants and Agreements of the Lender

(a)
The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the Due Date unless the Loan has become due and payable in accordance with the provisions of this Agreement.

4.  Security Interest/Waiver of Automatic Stay

(a)
The Loan is secured by a security interest granted to the Lender for the benefit of the Lender pursuant to a Security Agreement, as delivered by the Lender to the Company.  The Company acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Company, or if any of the Collateral (as defined in the Security Agreement which is to be comprised of the patents described herein) should become the subject of any bankruptcy or insolvency proceeding, then the Lender should be entitled to, among other relief to which the Lender may be entitled under this Agreement and any other agreement to which the Company and Lender are parties (collectively, "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Lender to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law.  TO THE EXTENT PERMITTED BY LAW, THE COMPANY EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, THE COMPANY EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE LENDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.  The Company hereby consents to any motion for relief from stay that may be filed by the Lender in any bankruptcy or insolvency proceeding initiated by or against the Company and, further, agrees not to file any opposition to any motion for relief from stay filed by the Lender.  The Company represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Lender would not agree to the terms of the Loan Documents if this waiver were not a part of the Agreement.  The Company further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Lender nor any person acting on behalf of the Lender has made any representations to induce this waiver, that the Company has been represented (or has had the opportunity to be represented) in the signing of this Agreement and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Company and that the Company has discussed this waiver with counsel.

5.  Default

(a)	If one or more of the following events shall occur, namely:

(i)	the Company fails to repay the Loan or the Interest thereon on the Due Date;

(ii)
the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company's assets or undertaking, or the Company makes a proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

(iii)	an order of execution against any of the Company's assets remains unsatisfied for a period of ten (10) days;

(iv)
the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

(v)	any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

(vi)	the holder (including the Lender) of any mortgage, charge or encumbrance on any of the Company's assets and undertaking does anything to enforce or realize on such mortgage, charge or encumbrance;

then the Loan and all accrued Interest to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

6.  Independent Legal Advice

(a)	The Lender acknowledges that:

(i)	the Lender has been requested to obtain its own independent legal advice on this Agreement prior to signing this Agreement;

(ii)	the Lender has been given adequate time to obtain independent legal advice;

(iii)	by signing this Agreement, the Lender confirms that it fully understands this Agreement; and

(iv)	by signing this Agreement without first obtaining independent legal advice, the Lender waives its right to obtain independent legal advice.

7.  General

(a)	For the purposes of this Agreement, time is of the essence.

(b)
The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

(c)	This Agreement shall be construed in accordance with the laws of the State of Nevada.

(d)	This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

(e)
This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

(f)
All notices, requests, demands or other communications hereunder shall be in writing and shall be "deemed delivered" to a party on the date it is hand delivered to such party's address first above written, or to such other address as may be given in writing by the parties hereto.

IN WITNESS WHEREOF the parties have hereunto set their hands effective as of the date first above written.

ENVIRONMENTAL CONTROL CORPORATION

Per: /s/ Gary Bishop
       Gary Bishop, C.F.O.

51644 NEWFOUNDLAND AND LABRADOR INC.

Per:  /s/ Albert Hickman
        Authorized Signatory

Schedule A

DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the Securities Act is available for the use of non-U.S. Persons only.  This Declaration must be answered fully and returned to ENVIRONMENTAL CONTROL CORPORATION with your subscription agreement to ensure the Company is in compliance with the Securities Act.  All information will be held in the strictest confidence and used only to determine investor status.  No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the company or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

I, ALBERT HICKMAN, HEREBY AFFIRM AND DECLARE THAT:

1.	I am not a resident of the United States of America.

2.	I am not purchasing securities for the benefit of a resident of the United States of America.

3.	I am not purchasing securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4.	I am not purchasing securities in my capacity as Trustee for a U.S.-based Trust.

5.	I am not purchasing securities in my capacity as the Executor or Administrator of the Estate of a U.S. resident.

6.
I am not a U.S. resident purchasing securities through a brokerage account located outside of the United States of America, nor am I using a non-U.S. brokerage account to purchase securities for the benefit of individuals or corporate entities resident within the United States of America.

7.	I am not purchasing the securities in an attempt to create or manipulate a U.S. market.

8.	I am purchasing the securities as an investment and not with a view towards resale.

9.
I will only resell the securities to other non-U.S. residents in accordance with Rule 905 of Regulation S, or to U.S. residents in accordance with the provisions of Rule 144 following the expiration of one year from the date of acquiring the securities.

10.	I am permitted to purchase the securities under the laws of my home jurisdiction.

11.	I have attached a photocopy of my passport or other identification evidencing my status as a non-U.S. resident.

12.
I understand that if I knowingly and willingly make false statements as to my eligibility to purchase or resell securities under Regulation S, I may become subject to civil and criminal proceedings being taken against me by the United States Securities and Exchange Commission.

DATED: _______________________, 20___	__________________________________ Signature
__________________________________ Print Name

  Schedule B

  INVESTOR EXEMPTIONS QUESTIONNAIRE

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”) in respect to the issuance of the Shares pursuant to the Agreement.  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1.	the Subscriber is (please check one or more of the following boxes):

(a)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	☐
(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(d)	a close personal friend of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(e)	a close business associate of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(f)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company	☐
(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Company	☐
(h)
a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above
☐
(i)	purchasing the Shares as principal with an aggregate value of more than CDN$150,000	☐
(j)	an accredited investor	☐

2.
if the Subscriber has checked one or more of boxes (b), (c), (d), (e), (f), (g) or (h) in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of the Company with whom the Subscriber has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box (h), also indicate which of (a) to (g) describes the securityholders or directors which qualify you as box (h) and provide the names of those individuals.)

3.
If the Subscriber has ticked box (j) in section 1 above, the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s request for the Shares for acceptance unless the Subscriber provides to the Company:

(a)	the information required in sections 4 and 5; and

(b)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as an “accredited investor”;

4.
the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and the Subscriber is able to bear the economic risk of loss arising from such investment;

5.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check one or more of the appropriate boxes):

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (British Columbia) or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Investor Exemptions Questionnaire

____________________________________
Signature

____________________________________
Print Name

____________________________________
Title (if applicable)

____________________________________

Date